UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 S. Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:     (312) 263-2610

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS

The Annual Report to Stockholders follows.

DNP Select
Income Fund Inc.

Annual Report
October 31, 2018

Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (the “Fund”) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution level that has been approved by the Board. If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written statement indicating the sources of the distribution and the amount derived from each source. As the most recent monthly statement from the Fund indicated, the cumulative distributions paid this fiscal year to date through November 10 were estimated to be composed of net investment income, capital gains and return of capital.

The amounts and sources of distributions reported monthly in statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board reviews the operation of the Managed Distribution Plan on a quarterly basis, with the most recent review having been conducted in December 2018, and the Adviser uses data provided by an independent consultant to review for the Board the Managed Distribution Plan annually. The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dnp, and discussed in the section of management’s letter captioned “About Your Fund.” The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the “Tax Information” tab.

December 13, 2018

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared twelve monthly distributions of 6.5 cents per share of common stock during the 2018 fiscal year. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.1% of the October 31, 2018, closing price of $10.93 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

Your Fund had a total return (income plus change in market price) of 4.8% for the year ended October 31, 2018, which is higher than the 0.3% total return of the composite of the S&P 500® Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500® Utilities Index (a stock-only index) had a total return of 1.0% over that same period.

On a longer-term basis, as of October 31, 2018, your Fund had a five-year annualized total return of 10.8% on a market value basis, which is higher than the 9.7% return of the composite of the S&P 500® Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500® Utilities Index had an annualized total return during that period of 10.7%.

The table below compares the performance of your Fund to various market benchmarks. It is important to note that the composite and index returns referred to in this letter include no fees or expenses, whereas the Fund’s returns are net of expenses.

Total Return[1] For the period indicated through October 31, 2018
	One Year	Three Years (annualized)	Five Years (annualized)
DNP Select Income Fund Inc.
Market Value[2]	4.8%	12.2%	10.8%
Net Asset Value[3]	-1.3%	10.1%	8.9%
Composite Index[4]	0.3%	9.8%	9.7%
S&P 500® Utilities Index[4]	1.0%	10.9%	10.7%
Bloomberg Barclays U.S. Utility Bond Index[4]	-4.4%	2.2%	3.3%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the S&P 500® Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index (formerly known as the Barclays U.S. Utility Bond Index), weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses or sales charges; and they are not available for direct investment. Performance returns for the S&P 500® Utilities Index and Bloomberg Barclays U.S. Utility Bond Index were obtained from Bloomberg LP.

Recent Events and the Impact on Your Fund’s Holdings: It has been a volatile year for the broader equity market, as the euphoria around U.S. tax reform gave way to trade tensions. Outside the U.S., European growth appears to have stalled and the road to the United Kingdom leaving the European Union (known as Brexit) has been bumpy. Utilities have also seen some volatility as the Federal Reserve has increased interest rates three times so far this calendar year. Beyond macro events, there have also been company-specific events impacting some of your Fund’s holdings.

You will likely have heard about the Massachusetts gas main explosion in September. The gas distribution system in Massachusetts is owned by NiSource, one of our portfolio holdings, but accounts for less than 10% of NiSource’s regulated assets. NiSource management has been responsive to the incident, with restoration efforts well underway and expected to be largely completed by mid-December. Insurance is expected to be adequate to cover damages, while capital expenditures to replace the gas pipes are likely to be recovered through rate increases over time. We believe regulators will continue to be supportive of capital investment by utilities to upgrade their gas systems in an effort to prevent these tragedies from occurring.

For the second time in as many years, devastating wildfires in northern and southern California have led to significant losses for two of California’s major utilities, PG&E Corporation (PCG) and Edison International (EIX). In last year’s shareholder letter, we discussed at length the concerns around potential liability to the utilities with respect to the wildfires. Specifically, California law allows property owners to bring “inverse condemnation” lawsuits to hold public utilities liable for damage if it is determined that a utility’s equipment caused a fire, regardless of whether the utility was negligent or whether the damage was foreseeable. In other words, if a power line gets blown over as a result of heavy winds and sparks a fire, the utility is liable. Fires in the summer of 2017 showed the potential consequences of this legal doctrine, as damage estimates from the fires quickly rose to the multiple billions of dollars for both PCG and EIX. Reflecting this uncertainty, PCG suspended its dividend in December of last year as it was awaiting clarification on what its liability might be for the 2017 fires. We sold the Fund’s position in PCG at that time, but held EIX as we estimated its potential liability to be manageable, given that company’s somewhat stronger financial condition.

This past summer, California passed legislation providing a measure of protection for the utilities. In our view, however, the legislation did not go far enough, as liability under inverse condemnation was not eliminated or revised. Perhaps most importantly, the legislation does not take effect until January 2019, thus conceivably leaving the utilities partially exposed with respect to the current destructive fires. Recently, PG&E went so far as to draw down its revolving credit facility, a sign that it has concerns about its liquidity and the liabilities it faces. We remain engaged on the regulatory dynamics as they unfold and believe there is an urgent need for stronger legislation to fully protect these companies from the risk of financial distress.

Finally, a few words about the telecom industry. The wireless business has been looking better recently, as service revenues showed positive growth for the first time in approximately three years. The announced merger between wireless rivals T-Mobile and Sprint has resulted in pricing stability and would lead to the elimination of a competitor from the marketplace, both of which are positive for the industry’s profitability. In contrast, the video distribution business has been suffering this year. Cable and satellite TV providers have lost subscribers who have “cut the cord” and moved to “over the top” services such as Netflix. Many subscribers that have stayed with cable or satellite have “shaved the cord” by purchasing lower priced packages with fewer channels. This has crimped the profits of the video business and hurt cable and satellite stocks.

As those two businesses have moved in the opposite direction, so have the stocks of AT&T and Verizon. AT&T, through its acquisition of DirecTV and Time Warner, has become a significant player in the content creation and video distribution businesses. These businesses comprise a third of AT&T’s revenue, close to the 40% of AT&T’s revenue derived from wireless. Verizon, which has held off on acquisitions in the video space, continues to derive approximately 70% of its revenue from the wireless business. Typically, AT&T and Verizon stock prices behave in a similar fashion — but not this year, as their differing business mix has led to a divergence in their operating results and near-term stock price movements. As AT&T develops and integrates its video business over the next several quarters, the variance in performance with Verizon could continue.

U.S. Monetary Policy: Late in 2015, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, began to reverse the highly accommodative policy of the previous seven years, when it raised the target range for the federal funds rate for the first time in almost a decade. Over this tightening cycle, the target range for the federal funds rate has been raised eight times, with the most recent increase coming on September 26, 2018, when it was raised to a range of 2.00% to 2.25%. As a result, investors were faced with the reality that the era of unprecedented U.S. monetary stimulus had come to an end.

Nearly ten years after the recession, the U.S. economy remains on track to experience steady, moderate growth over the next few quarters. A strong job market, improving housing sector, income tax reform and low energy prices continue to provide support for consumers. Although recent U.S. GDP numbers indicate the economy could be moving into a more typical recovery phase, we believe that modest global growth, increased fiscal uncertainty and the ongoing move to a less accommodative monetary policy are likely to temper U.S. growth, potentially curbing the recovery to some extent.

Based on this economic backdrop, the debate over the FOMC’s ability to raise the federal funds target rate to a more normal rate is likely to continue. Given volatile equity markets, rising trade tensions, ongoing geopolitical concerns and the developing implications of the flattening yield curve, the fixed income market is likely to remain highly volatile and reactive to the tone of economic data. In the near term, we expect the U.S. economic recovery to remain measured and relatively low global interest rates to limit upward pressure on U.S. Treasury yields. Over the longer term, a self-sustaining economic recovery, rising inflation expectations and growing budget deficits could set the stage for a sustained and meaningful rise in interest rates. If that happens, the total return of income-oriented funds, including the DNP Fund, could possibly be reduced.

Board of Directors Meeting: At the regular September and December 2018 Board of Directors’ meetings, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
6.5	October 31	November 13	6.5	January 31	February 11
6.5	November 30	December 10	6.5	February 28	March 11
6.5	December 31	January 10	6.5	March 29	April 10

About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industry. Under normal market conditions, more than 65% of the Fund’s total assets are invested in a diversified portfolio of equity and fixed income securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telecommunications services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 and related SEC rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve-month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in December 2018, and the Adviser uses data provided by an independent consultant to review for the Board the MDP annually. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dpimc.com/dnp.

The use of leverage enables the Fund to borrow at short-term rates and invest in higher yielding securities. As of October 31, 2018, the Fund’s total leverage consisted of $300 million of floating rate preferred stock, $300 million of fixed rate secured notes and $400 million of floating rate secured debt outstanding under a committed loan facility. On that date the total amount of leverage represented approximately 28% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage used to purchase fixed income securities can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Also, the amount of leverage used to purchase equity securities will have a direct effect on the Fund’s net asset value and may increase the volatility of the Fund’s net asset value and market price. The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact to the Fund when equity valuations are falling. If the Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

Along with the influence on the income provided from leverage, the level of interest rates can be a primary driver of bond returns, including the return on your Fund’s fixed income investments. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of fixed income investments, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s fixed income investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2018, your Fund’s fixed income investments had an average maturity of 6.7 years and duration of 4.9 years, while the Bloomberg Barclays U.S. Utility Bond Index had an average maturity of 15.1 years and duration of 9.6 years.

In addition to your Fund’s fixed income investments, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates. However, while rising interest rates generally have a negative impact on income-oriented investments, if improved growth accompanies the rising rates, the impact may be mitigated.

As a practical matter, it is not possible for your Fund’s portfolio of investments to be completely insulated from unexpected moves in interest rates. Management believes that over the long term, the conservative distribution of fixed income investments along the yield curve and the growth potential of income-oriented equity holdings positions your Fund to take advantage of future opportunities while limiting volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged funds holding income-oriented equities and fixed income investments, including the DNP Fund. A significant rise in interest rates would likely put downward pressure on both the net asset value and market price of such funds.

ATM Program: On June 26, 2018 the Board of Directors of the Fund announced that it had filed a prospectus supplement under which the Fund may issue and sell, from time to time, up to an aggregate of $250 million of its common stock under an “at-the-market” equity offering program (the “ATM Program”) through Wells Fargo Securities, LLC. An at-the-market offering is the sale of additional shares of common stock into the natural trading flow of the market. It is done over time, unlike other types of secondary offerings or a rights offering, where shares are sold all at one time. The initial shelf registration statement is effective for three years and the Fund expects to use net proceeds of the ATM Program to purchase additional portfolio securities consistent with its investment objectives and policies as set forth in its prospectus.

There is no impact on the number of shares investors currently own. The existence of the ATM Program does not change the manner in which current and prospective investors may place orders to purchase the fund’s common stock. Current and prospective investors interested in purchasing shares should contact their investment adviser or broker/dealer.

Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpimc.com/dnp.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Connie M. Luecke, CFA	Nathan I. Partain, CFA
Vice President, Chief Investment Officer	Director, President, and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
October 31, 2018

Shares	Description	Value
COMMON STOCKS & MLP INTERESTS—120.1%
	■ ELECTRIC, GAS AND WATER—84.5%
2,533,240	Alliant Energy Corp.(a)	$108,878,655
1,688,000	Ameren Corp.(a)(b)	109,011,040
1,041,000	American Electric Power Co., Inc.(a)(b)	76,367,760
1,000,000	American Water Works Co.(a)(b)	88,530,000
732,000	Atmos Energy Corp.(a)(b)	68,134,560
3,071,300	CenterPoint Energy, Inc.(a)	82,955,813
2,397,000	CMS Energy Corp.(a)(b)	118,699,440
864,000	Dominion Energy, Inc.	61,706,880
955,000	DTE Energy Co.(a)(b)	107,342,000
1,000,000	Edison International	69,390,000
1,296,855	Emera Inc. (Canada)	40,112,888
1,592,441	Evergy, Inc.(a)	89,160,772
1,719,400	Eversource Energy(a)(b)	108,769,244
653,700	NextEra Energy, Inc.(a)	112,763,250
1,010,250	Nextera Energy Partners, LP	45,996,683
2,462,000	NiSource Inc.(a)(b)	62,436,320
800,000	Northwest Natural Holding Co.	51,832,000
2,300,000	OGE Energy Corp.(a)	83,145,000
576,000	ONE Gas, Inc.	45,452,160
1,000,000	Pinnacle West Capital Corp.(a)(b)	82,250,000
1,800,000	Public Service Enterprise Group Inc.(a)(b)	96,174,000
900,000	Sempra Energy(a)(b)	99,108,000
1,500,000	South Jersey Industries, Inc.	44,310,000
2,000,000	Southern Co.(a)(b)	90,060,000
903,000	Spire Inc.	65,539,740
485,000	Vectren Corp.	34,692,050
1,500,000	WEC Energy Group, Inc.(a)(b)	102,600,000
2,000,000	Xcel Energy Inc.(a)	98,020,000
		2,243,438,255
	■ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—21.5%
184,729	Andeavor Logistics LP	7,400,244
595,765	Antero Midstream GP LP	9,597,774
435,000	Antero Midstream Partners LP	13,115,250
295,000	Cheniere Energy Partners, LP	9,932,650
431,000	DCP Midstream LP	15,511,690
1,119,300	Enbridge Inc. (Canada)	34,821,423
2,579,062	Energy Transfer Equity LP	40,078,623
1,130,000	EnLink Midstream Partners LP	17,130,800
1,306,000	Enterprise Products Partners LP	35,026,920
425,000	EQT GP Holdings, LP	6,672,500
125,000	EQM Midstream Partners, LP	5,738,750
545,000	GasLog Partners LP (Marshall Islands)	13,543,250

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2018

Shares	Description	Value
2,235,026	Kinder Morgan, Inc.(a)	$38,040,143
362,090	Magellan Midstream Partners LP	22,333,711
727,185	MPLX LP	24,440,688
175,444	Noble Midstream Partners LP	5,989,658
312,150	ONEOK, Inc.	20,477,040
717,000	Pembina Pipeline Corp. (Canada)	23,247,561
278,419	Phillips 66 Partners LP	13,617,473
1,018,900	Plains All American Pipeline, LP	22,181,453
530,625	Shell Midstream Partners LP	10,845,975
395,000	Spectra Energy Partners, LP	13,627,500
1,028,305	Tallgrass Energy, LP	22,375,917
565,120	Targa Resources Corp.	29,199,750
1,375,500	TransCanada Corp. (Canada)(a)	51,883,860
672,020	Westlake Chemical Partners LP	15,557,263
312,000	Western Gas Partners LP	12,342,720
1,538,500	The Williams Companies, Inc.	37,431,705
		572,162,291
	■ TELECOMMUNICATIONS—14.1%
136,000	American Tower Corp.	21,190,160
2,129,000	AT&T Inc.(a)(b)	65,317,720
951,515	BCE Inc. (Canada)(a)	36,994,903
800,000	CenturyLink Inc.	16,512,000
690,400	Crown Castle International Corp.	75,074,096
1,000,000	Orange SA (France)	15,658,744
1,280,300	Telus Corp. (Canada)	43,948,924
1,502,089	Verizon Communications Inc.(a)(b)	85,754,261
782,200	Vodafone Group Plc ADR (United Kingdom)	14,807,046
		375,257,854
	Total Common Stocks & MLP Interests (Cost $2,458,796,028)	3,190,858,400
Par Value
BONDS—17.2%
	■ ELECTRIC, GAS AND WATER—9.2%
$9,000,000	American Water Capital Corp. 3.40%, 3/01/25	8,756,239
22,000,000	Arizona Public Service Co. 6 7/8% 8/01/36(a)(b)	27,182,762
10,450,000	Atmos Energy Corp. 8 1/2%, 3/15/19(a)(b)	10,663,720
11,000,000	Cleveland Electric Illuminating Co. 8 7/8%, 11/15/18(a)(b)	11,022,854
9,000,000	CMS Energy Corp. 5.05%, 3/15/22	9,361,869
5,000,000	Connecticut Light & Power Co. 3.20%, 3/15/27	4,763,646
15,305,000	Consolidated Edison Co. of New York 7 1/8%, 12/01/18(a)(b)	15,359,681

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2018

Par Value	Description	Value
$10,000,000	DPL Capital Trust II 8 1/8%, 9/01/31	$9,850,000
6,400,000	DTE Electric Co. 3.65%, 3/15/24	6,375,832
4,875,000	DTE Electric Co. 3.45%, 10/01/20	4,883,146
5,600,000	Edison International 4 1/8%, 3/15/28	5,475,009
20,000,000	Entergy Texas Inc. 7 1/8%, 2/01/19(a)(b)	20,201,048
10,000,000	Florida Power & Light Co. 3 1/4%, 6/01/24	9,921,375
4,000,000	Indiana Michigan Power Co. 3.20%, 3/15/23	3,925,306
10,000,000	Interstate Power & Light 3 1/4%, 12/01/24	9,700,871
5,000,000	Metropolitan Edison Co. 7.70%, 1/15/19(a)	5,046,933
6,000,000	Nevada Power Co. 7 1/8%, 3/15/19	6,089,710
5,000,000	NiSource Finance Corp. 3.49%, 5/15/27	4,703,285
5,000,000	Ohio Power Co. 6.60%, 2/15/33	6,143,717
10,345,000	Oncor Electric Delivery Co. LLC 7.00%, 9/01/22(a)	11,647,780
14,000,000	Progress Energy Inc. 7.05%, 3/15/19(a)(b)	14,208,081
5,000,000	Public Service Electric 3.00%, 5/15/25	4,768,795
5,000,000	Public Service New Mexico 3.85%, 8/01/25	4,851,864
9,000,000	Sempra Energy 3.55%, 6/15/24	8,788,877
8,000,000	Southern Power Co. 4.15%, 12/01/25	7,839,295
$10,000,000	Virginia Electric & Power Co. 3.15%, 1/15/26	9,633,803
4,000,000	Wisconsin Energy Corp. 3.55%, 6/15/25	3,926,444
		245,091,942
	■ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—4.0%
6,488,000	Energy Transfer Partners 7.60%, 2/01/24	7,207,180
8,850,000	Energy Transfer Partners 8 1/4%, 11/15/29	10,471,806
5,000,000	Enterprise Products Operating LLC 6 1/2%, 1/31/19	5,040,538
12,826,000	EQT Corp. 8 1/8%, 6/01/19(a)	13,181,135
8,030,000	Kinder Morgan, Inc. 6.85%, 2/15/20	8,375,945
9,000,000	Magellan Midstream Partners, LP 5.00%, 3/1/26	9,423,849
11,000,000	ONEOK, Inc. 6.00%, 6/15/35	11,634,112
9,000,000	ONEOK Partners, LP 8 5/8%, 3/01/19	9,161,250
7,000,000	Phillips 66 3.90%, 3/15/28	6,719,116
5,000,000	Plains All American Pipeline, LP 4.65%, 10/15/25	4,939,691
9,140,000	TransCanada PipeLines Ltd. (Canada) 7 1/8%, 1/15/19(a)(b)	9,210,641
10,000,000	Williams Partners LP 3.60%, 3/15/22	9,851,088
		105,216,351

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2018

Par Value	Description	Value
	■ TELECOMMUNICATIONS—3.7%
$5,500,000	American Tower Corp. 3.00%, 6/15/23	$5,274,582
10,000,000	BellSouth Capital Funding Corp. 7 7/8%, 2/15/30(a)	11,682,348
15,000,000	CenturyLink Inc. 6 7/8%, 1/15/28	14,250,000
5,900,000	Comcast Corp. 7.05%, 3/15/33	7,275,958
9,385,000	Crown Castle International Corp. 4.45%, 2/15/26	9,288,897
15,000,000	Koninklijke KPN NV (Netherlands) 8 3/8%, 10/01/30(a)	19,304,580
$5,000,000	TCI Communications Inc. 7 1/8%, 2/15/28	5,965,447
15,500,000	Verizon Global Funding Corp. 7 3/4%, 12/01/30	19,676,952
5,000,000	Vodafone Group Plc (United Kingdom) 7 7/8%, 2/15/30	6,142,399
		98,861,163
	■ NON-UTILITY—0.3%
8,000,000	Dayton Hudson Corp. 9 7/8%, 7/01/20(a)	8,783,488
		8,783,488
	Total Bonds (Cost $445,724,834)	457,952,944
TOTAL INVESTMENTS—137.3% (Cost $2,904,520,862)	3,648,811,344
Secured borrowings—(15.0)%	(400,000,000)
Secured notes—(11.3)%	(300,000,000)
Mandatory Redeemable Preferred Shares at liquidation value—(11.3)%	(300,000,000)
Other assets less other liabilities—0.3%	7,769,410
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	2,656,580,754

(a)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2018

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2018:

	Level 1	Level 2
Common stocks & MLP interests	$3,190,858,400	—
Bonds	—	$457,952,944
Total	$3,190,858,400	$457,952,944

There were no Level 3 priced securities held and there were no transfers into or out of Level 3.

Other information regarding the Fund is available on the Fund’s website at www.dpimc.com/dnp or the Securities and Exchange Commission’s website at www.sec.gov.

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

ASSETS:
Investments at value (cost $2,904,520,862) including $371,645,297 of securities loaned	$3,648,811,344
Cash	16,950,538
Receivables:
Interest	6,921,780
Dividends	8,555,596
Shares sold (Note 10)	579,482
Securities lending income	844
Prepaid expenses	596,088
Total assets	3,682,415,672
LIABILITIES:
Secured borrowings (Note 7)	400,000,000
Secured notes (net of deferred offering costs of $2,682,546) (Note 7)	297,317,454
Dividends payable on common stock	19,054,345
Payable for securities purchased	4,720,700
Interest payable on secured notes (Note 7)	2,428,438
Investment advisory fee (Note 3)	1,711,108
Administrative fee (Note 3)	401,674
Interest payable on floating rate mandatory redeemable preferred shares (Note 8)	1,146,483
Interest payable on secured borrowings (Note 7)	76,661
Accrued expenses	195,270
Floating rate mandatory redeemable preferred shares (liquidation preference $300,000,000, net of deferred offering costs of $1,217,215) (Note 8)	298,782,785
Total liabilities	1,025,834,918
NET ASSETS APPLICABLE TO COMMON STOCK	$2,656,580,754
CAPITAL:
Common stock ($0.001 par value per share; 300,000,000 shares authorized and 293,197,638 shares issued and outstanding)	$293,198
Additional paid-in capital	1,957,248,709
Total distributable earnings	699,038,847
Net assets applicable to common stock	$2,656,580,754
NET ASSET VALUE PER SHARE OF COMMON STOCK	$9.06

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the year ended
October 31, 2018

INVESTMENT INCOME:
Interest	$22,576,056
Dividends (less foreign withholding tax of $2,101,664)	130,253,602
Less return of capital distributions (Note 2)	(32,948,656)
Securities lending income, net	260,919
Total investment income	120,141,921
EXPENSES:
Investment advisory fees (Note 3)	19,995,332
Interest expense and amortization of deferred offering costs on preferred shares (Note 8)	13,001,590
Interest expense and fees on secured borrowings (Note 7)	12,583,548
Interest expense and amortization of deferred offering costs on secured notes (Note 7)	9,270,579
Administrative fees (Note 3)	4,699,067
Reports to shareholders	913,100
Custodian fees	419,000
Professional fees	356,750
Directors’ fees (Note 3)	295,846
Transfer agent fees	277,200
Other expenses	538,446
Total expenses	62,350,458
Net investment income	57,791,463
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	135,884,929
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(240,852,245)
Net realized and unrealized loss	(104,967,316)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(47,175,853)

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2018	For the year ended October 31, 2017
OPERATIONS:
Net investment income	$57,791,463	$62,244,319
Net realized gain	135,884,929	126,213,457
Net change in unrealized appreciation (depreciation)	(240,852,245)	200,614,061
Net increase (decrease) in net assets applicable to common stock resulting from operations	(47,175,853)	389,071,837
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(188,582,095)	(191,812,855)
Return of capital	(37,627,599)	(31,075,165)
Decrease in net assets from distributions to common stockholders (Note 5)	(226,209,694)	(222,888,020)
CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment of 4,008,568 and 3,838,880 shares, respectively	41,114,504	39,383,563
Net proceeds from shares issued through at-the-market offering of 1,695,121 shares (Note 9)	18,311,035	—
Net increase in net assets derived from capital share transactions	59,425,539	39,383,563
Total increase (decrease) in net assets	(213,960,008)	205,567,380
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	2,870,540,762	2,664,973,382
End of year	$2,656,580,754	$2,870,540,762

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the year ended
October 31, 2018

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$27,772,782
Income dividends received	96,687,094
Return of capital distributions on investments	33,922,093
Securities lending income, net	262,097
Interest paid on secured borrowings	(12,563,087)
Interest paid on secured notes	(8,760,000)
Interest paid on floating rate mandatory redeemable preferred shares	(12,047,796)
Expenses paid	(28,130,559)
Purchase of investment securities	(483,664,610)
Proceeds from sales and maturities of investment securities	535,118,364
Net cash provided by operating activities		$148,596,378
Cash flows provided by (used in) financing activities:
Distributions paid	(225,842,456)
Proceeds from issuance of common stock under dividend reinvestment plan	41,114,504
Net proceeds from issuance of common stock though at-the-market offering	17,763,333
Offering costs in connection with issuance of common shares	(31,780)
Net cash used in financing activities		(166,996,399)
Net increase in cash and cash equivalents		(18,400,021)
Cash and cash equivalents—beginning of year		35,350,559
Cash and cash equivalents—end of year		$16,950,538
Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities:
Net decrease in net assets resulting from operations		$(47,175,853)
Purchase of investment securities	(483,664,610)
Proceeds from sales and maturities of investment securities	535,118,364
Net realized gain on investments	(135,884,929)
Net change in unrealized (appreciation) depreciation on investments	240,852,245
Net amortization and accretion of premiums and discounts on debt securities	4,986,633
Return of capital distributions on investments	33,922,093
Amortization of deferred offering costs	1,094,387
Decrease in interest receivable	210,093
Increase in dividends receivable	(617,852)
Increase in interest payable on floating rate mandatory redeemable preferred shares	274,091
Increase in interest payable on secured borrowings	20,855
Decrease in accrued expenses	(540,317)
Decrease in other receivable	1,178
Total adjustments		195,772,231
Net cash provided by operating activities		$148,596,378

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2018	2017	2016	2015	2014
Net asset value:
Beginning of year	$9.98	$9.40	$8.72	$10.21	$8.98
Net investment income	0.20	0.22	0.27	0.29	0.35
Net realized and unrealized gain (loss)	(0.34)	1.14	1.19	(1.00)	1.66
Net increase (decrease) from investment operations applicable to common stock	(0.14)	1.36	1.46	(0.71)	2.01
Distributions on common stock:
Net investment income	(0.26)	(0.26)	(0.31)	(0.36)	(0.39)
Net realized gain	(0.39)	(0.41)	(0.34)	(0.34)	(0.30)
Return of capital	(0.13)	(0.11)	(0.13)	(0.08)	(0.09)
Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value:
End of period	$9.06	$9.98	$9.40	$8.72	$10.21
Per share market value:
End of period	$10.93	$11.25	$10.09	$9.77	$10.47

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.31%	2.04%	1.86%	1.64%	1.60%
Operating expenses, without leverage	1.01%	1.02%	1.04%	1.03%	1.05%
Net investment income	2.19%	2.23%	2.98%	3.05%	3.67%
SUPPLEMENTAL DATA:
Total return on market value(1)	4.80%	20.17%	12.08%	1.08%	17.05%
Total return on net asset value(1)	(1.26%)	15.04%	17.34%	(7.09%)	23.37%
Portfolio turnover rate	13%	11%	16%	15%	16%
Net assets applicable to common stock, end of year (000’s omitted)	$2,656,581	$2,870,541	$2,664,973	$2,440,250	$2,820,578
Borrowings outstanding, end of year (000’s omitted)
Secured borrowings(2)	$400,000	$400,000	$400,000	$700,000	$700,000
Secured notes(2)	300,000	300,000	300,000	—	—
Total borrowings	$700,000	$700,000	$700,000	$700,000	$700,000
Asset coverage on borrowings(3)	$5,224	$5,529	$5,236	$4,915	$5,458
Preferred stock outstanding, end of year (000’s) omitted(2)	$300,000	$300,000	$300,000	$300,000	$300,000
Asset coverage on preferred stock(4)	$365,658	$387,054	$366,497	$344,025	$382,058
Asset coverage ratio on total leverage (borrowings and preferred stock)(5)	366%	387%	367%	344%	382%

(1)	Total return on market value assumes a purchase of common stock at the opening market price on the first day and a sale at the closing market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(2)	The Fund’s secured borrowings, secured notes and preferred stock are not publicly traded.
(3)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings outstanding at year end, calculated per $1,000 principal amount of borrowing. The secured borrowings and secured notes have equal claims to the assets of the Fund. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred stock. The asset coverage disclosed represents the asset coverage for the total debt of the Fund including both the secured borrowings and secured notes.
(4)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.
(5)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Note 1. Organization:

DNP Select Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective. In 2013, the Fund changed its fiscal year end to October 31 from December 31.

Note 2. Significant Accounting Policies:

The following are the significant accounting policies of the Fund:

A. Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued at the mean of the bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized or accreted over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized or accreted for tax purposes.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2018, 100% of the MLP distributions were treated as a return of capital.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2018

recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2015 to 2018 are subject to review.

D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E. Accounting Standards: In 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, which shortens the premium amortization period for callable debt. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2018. At this time, management is evaluating the provisions of ASU No. 2017-08 and its impact on the financial statements and accompanying notes.

In August, 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of ASU No. 2018-13 and has determined to early adopt all aspects under the ASU effective immediately.

F. Regulation S-X: In October 2018, the Securities and Exchange Commission issued amendments to Regulation S-X on financial reporting. These amendments eliminated certain disclosure requirements that were redundant or outdated in light of changes in US GAAP and streamlined financial reporting related to the components of capital in the statement of assets and liabilities, distributions in the statement of changes in net assets, and eliminated certain end of period disclosure requirements. Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value or total return.

A summary of the reclassifications relating to the October 31, 2017 amounts included the following:

(i)	“Distributions to Common Stockholders” in the statement of changes in net assets for the year ended October 31, 2017 previously included separate disclosures for amounts relating to net investment income of $74,460,417 and net realized gain of $117,352,438. These distributions were combined into one line item as a result of the amendments.
(ii)	“Net assets” disclosed in the statement of changes in net assets at October 31, 2017 included distributions in excess of net investment income of $50,833,817. This disclosure was eliminated as a result of the amendments.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2018

G. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2018 were $295,846.

C. Affiliated Shareholder: At October 31, 2018, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 229,206 shares of the Fund, which represent 0.08% of the shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions:

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were $488,385,310 and $535,118,364 respectively.

Note 5. Distributions and Tax Information:

At October 31, 2018, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$2,929,551,889	$894,325,445	$(175,065,990)	$719,259,455

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to MLP earnings and basis adjustments, the tax deferral of wash sales losses, the accretion of market discount and amortization of premiums.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2018

The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of distributions paid to common shareholders during the years ended October 31, 2018 and 2017 was as follows:

	10/31/18	10/31/17
Distributions paid from:
Ordinary income	$80,941,350	$76,777,949
Long-term capital gains	107,273,507	114,785,379
Return of capital	37,627,599	31,075,165
Total distributions	$225,842,456	$222,638,493

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$0
Undistributed long-term capital gains	0
Net unrealized appreciation	719,239,675
Other ordinary timing differences	(20,200,828)
$699,038,847

Note 6. Reclassification of Capital Accounts:

Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At October 31, 2018, the following reclassifications were recorded:

Paid-in capital	Total distributable earnings
$(509,352)	$509,352

The reclassifications primarily relate to premium amortization, MLP recharacterization of gains and recharacterization of distributions. These reclassifications have no impact on the net asset value of the Fund.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2018

Note 7. Debt Financing:

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash up to a limit of $400,000,000. The Fund has also issued Secured Notes (the “Notes”). The Facility and Notes rank pari passu and are senior, with priority in all respects to the outstanding common and preferred stock as to the payment of dividends and with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Key information regarding the Facility and Notes is detailed below.

A. Borrowings Under the Facility: Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate of 0.90% on the amount borrowed. The Bank has the ability to require repayment of the Facility upon 179 days’ notice or following an event of default. For the year ended October 31, 2018, the average daily borrowings under the Facility and the weighted daily average interest rate were $400,000,000 and 3.10%, respectively. As of October 31, 2018, the amount of such outstanding borrowings was $400,000,000 and the applicable interest rate was 3.46%.

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At October 31, 2018, Hypothecated Securities under the Facility had a market value of $1,829,951,005 and Rehypothecated Securities had a market value of $371,645,297. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the Fund’s borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding Rehypothecated Securities or deliver an amount of cash at least equal to the excess amount.

B. Notes: In 2016, the Fund completed a private placement of $300,000,000 of Notes in two fixed-rate series. Net proceeds from the issuances were used to reduce the amount of the Fund’s borrowing under its Facility. The Notes are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Facility. The Notes are not listed on any exchange or automated quotation system.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2018

Key terms of each series of secured notes are as follows:

Series	Amount	Rate	Maturity	Estimated Fair Value
A	$100,000,000	2.76%	7/22/23	$94,200,000
B	200,000,000	3.00%	7/22/26	183,100,000
	$300,000,000			$277,300,000

The Fund incurred costs in connection with the issuance of the Notes. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of Notes. Amortization of these offering costs of $414,684 is included under the caption “Interest expense and amortization of deferred offering costs on secured notes” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the Notes under the caption “Secured notes” on the Statement of Assets and Liabilities.

Holders of the Notes are entitled to receive semi-annual interest payments until maturity. The Notes accrue interest at the annual fixed rate indicated above. The Notes are subject to optional and mandatory redemption in certain circumstances and subject to certain prepayment penalties and premiums.

The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments or representative indices with similar maturity, terms and structure. The Notes are categorized as Level 2 within the fair value hierarchy.

Note 8. Floating Rate Mandatory Redeemable Preferred Shares:

In 2014, the Fund issued 3,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in four series each with a liquidation preference of $100,000 per share. Proceeds from the issuances were used to redeem all of the remaining outstanding remarketed preferred shares and to reduce the size of the Fund’s credit facility.

Key terms of each series of MRP Shares at October 31, 2018 are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
A	1,320	$132,000,000	3M LIBOR + 2.00%	4.40%	4.01%	4/1/2019
B	600	60,000,000	3M LIBOR + 2.05%	4.45%	4.06%	4/1/2021
C	750	75,000,000	3M LIBOR + 2.15%	4.55%	4.16%	4/1/2024
D	330	33,000,000	3M LIBOR + 1.95%	4.35%	3.96%	4/1/2021
	3,000	$300,000,000

The Fund incurred costs in connection with the issuance of the MRP Shares. These cost were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $679,703 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
October 31, 2018

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 9. Offering of Shares of Common Stock:

On June 26, 2018, the Fund’s shelf registration statement allowing for an offering of up to $250,000,000 of shares of common stock became effective. These shares may be offered and sold directly to purchasers, through at-the-market offerings or through a combination of these methods. The Fund entered into an agreement with Wells Fargo Securities, LLC (“Wells”) to act as an equity distribution agent and Wells sold 1,695,121 shares of common stock through at-the-market offerings during the year ended October 31, 2018. The Fund incurred costs in connection with this offering of shares of common stock. These costs were recorded as a deferred charge and are being amortized as shares of common stock are sold. Amortization of these offering costs of $31,780 are recorded as a reduction in paid-in surplus on common stock.

Note 10. Indemnifications:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of DNP Select Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DNP Select Income Fund Inc. (the Fund), including the schedule of investments, as of October 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.

Chicago, Illinois
December 12, 2018

TAX INFORMATION (Unaudited)

For the year ended October 31, 2018, the Fund makes the following disclosures for federal income tax purposes. The percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders, and the long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands) are listed below. The actual percentage of QDI, DRD and LTCG for the calendar year will be designated in year-end tax statements.

QDI	DRD	LTCG
100%	95%	$114,140

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dnp or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2017: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio other than that Connie M. Luecke succeeded Nathan I. Partain as Chief Investment Officer of the Fund effective January 1, 2018.

Additional information, if any relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided in this report.

Information about Directors and Officers of the Fund — (unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. McNamara, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”).

DIRECTORS OF THE FUND (Unaudited)

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors
Donald C. Burke Age: 58	Director	Term expires 2021; Director since 2014	Retired since 2009; President and Chief Executive Officer, Blackrock U.S. Funds 2007–2009; Managing Director, Blackrock, Inc. 2006–2009; Managing Director, Merrill Lynch Investment Managers 1990–2006	77	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010–2014; Director, BlackRock Luxembourg and Cayman Funds 2006–2010

Robert J. Genetski Age: 76	Director	Term expires 2019; Director since 2001	Co-owner, Good Industries, Inc. (branding company) since 2014; President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books	4

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Philip R. McLoughlin Age: 72	Director	Term expires 2019; Director since 2009	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006–2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009–2010	81	Chairman of the Board, Lazard World Trust Fund (closed-end fund; f/k/a The World Trust Fund) since 2010 (Director since 1991)

Geraldine M. McNamara Age: 67	Director	Term expires 2020; Director since 2009	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982–2006	77

Eileen A. Moran Age: 64	Director and Vice Chairperson of the Board	Term expires 2021; Director since 2008	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–2011	4

David J. Vitale Age: 72	Director and Chairman of the Board	Term expires 2020; Director since 2000
Chairman of the Board of DNP, DUC and DTF since 2009 and DPG since 2011; Chairman, Urban Partnership Bank since 2010; President, Chicago Board of Education 2011–2015; Senior Advisor to the CEO, Chicago Public Schools 2007–2008 (Chief Administrative Officer 2003–2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001–2002; Vice Chairman and Director, Bank One Corporation 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993–1998 (Director 1992–1998; Executive Vice President 1986–1993)
				4	Director, United Continental Holdings, Inc. (airline holding company) Urban Partnership Bank, Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Name and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Interested Director
Nathan I. Partain, CFA Age: 62	Director, President and Chief Executive Officer	Term expires 2019; Director since 2007	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997–2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989–1996 (Director of Equity Research 1993–1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund since 2001 (Chief Investment Officer 1998–2017; Executive Vice President 1998–2001; Senior Vice President 1997–1998); President and Chief Executive Officer of DUC and DTF since 2004 and of DPG since 2011	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director”. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Connie M. Luecke, CFA Age: 60	Vice President and Chief Investment Officer since January 2018
Senior Managing Director of the Adviser since 2015 (Senior Vice President 1998–2014; Managing Director 1996–1998; various positions with an Adviser affiliate 1992–1995); Portfolio Manager, Virtus Total Return Fund Inc. since 2011; Portfolio Manager, Virtus Duff & Phelps Global Infrastructure Fund since 2004

Alan M. Meder, CFA, CPA Age: 59	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011 (Assistant Treasurer 2010–2011)
Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994–2014); Member, Board of Governors of CFA Institute 2008–2014 (Chair of the Board of Governors of CFA Institute 2012–2013; Vice Chairman of the Board 2011–2012); Financial Accounting Standards Advisory Council Member 2011–2014

Daniel J. Petrisko, CFA Age: 58	Senior Vice President since 2017 and Assistant Secretary since 2015 (Vice President 2015–2016)	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014–2017; Senior Vice President 1997–2014; Vice President 1995–1997)

William J. Renahan Age: 49	Vice President and Secretary since 2015
Secretary of the Adviser since 2014 and General Counsel since 2015; Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President and Secretary, Virtus closed-end funds (4 portfolios) since 2012; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999–2012

Joyce B. Riegel Age: 64	Chief Compliance Officer since 2004	Chief Compliance Officer of the Adviser since 2002 and Senior Managing Director since 2014 (Senior Vice President 2004–2014; Vice President 2002–2004)

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 58	Vice President since 2006 and Assistant Secretary since 1988 (Assistant Vice President 2004–2006)
Senior Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 2016 (Vice President 1990–2015); Senior Vice President, Hilliard-Lyons Government Fund, Inc. 2006–2010 (Vice President 1998–2006; Treasurer 1988–2010)

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

DNP Select Income Fund Inc. (the “Fund”) maintains a Distribution Reinvestment and Cash Purchase Plan (the “plan”). Under the plan, shareholders may elect to have all distributions paid on their common stock automatically reinvested by Computershare Inc. (the “Agent”) as plan agent for shareholders, in additional shares of common stock of the Fund. Only registered shareholders may participate in the plan. The plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by the Agent as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.

When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash dividend or distribution is determined as follows:

(i) If the current market price of the shares equals or exceeds their net asset value, the Fund will issue new shares to the plan at the greater of current net asset value or 95% of the then current market price, without any per share fees (or equivalent purchase costs).

(ii) If the current market price of the shares is less than their net asset value, the Agent will receive the distributions in cash and will purchase the reinvestment shares in the open market or in private purchases for the participants’ accounts. Each participant will pay a per share fee, (or equivalent purchase costs) incurred in connection with such purchases. Purchases are made through a broker selected by the Agent that may be an affiliate of the Agent. Shares are allocated to the accounts of the respective participants at the average price per share, plus per share fees paid by the Agent for all shares purchased by it in reinvestment of the distribution(s) paid on a particular day and in concurrent purchases of shares for voluntary additional share investment.

The time of valuation is the close of trading on the New York Stock Exchange on the most recent day preceding the date of payment of the distribution on which that exchange is open for trading. As of that time, the Fund’s administrator compares the net asset value per share as of the time of the close of trading on the New York Stock Exchange, and determines which of the alternative procedures described above are to be followed.

The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by the Agent, including a fractional share to six decimal places. The Agent sends to each participant a written statement of all transactions in the participant’s share account, including information that the participant will need for income tax records. Shares held in the participant’s plan account have full distribution and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.

The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a per share fee incurred in connection with purchases by the Agent for reinvestment of distributions and voluntary cash payments.

The automatic reinvestment of distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Plan participants may purchase additional shares of common stock through the plan by delivering to the Agent a check for at least $100, but not more than $5,000, in any month. The Agent will use such funds to purchase shares in the open market or in private transactions.

The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be allocated to the accounts of participants purchasing additional shares at the weighted average price per share, plus a service charge imposed by the Agent and a per share fee paid by the Agent for all shares purchased by it, including for reinvestment of distributions. Funds sent to the Agent for voluntary additional share investment may be recalled by the participant by telephone, internet or written notice received by the Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Agent for subsequent investment. Participants will not receive interest on voluntary additional funds held by the Agent pending investment.

A shareholder may leave the plan at any time by telephone, Internet or written notice to the Agent. If your letter of termination is received by the Agent after the record date for a distribution, it may not be effective until the next distribution. Upon discontinuing your participation, you will have two choices (i) if you so request by telephone, through the Internet or in writing, the Agent will sell your shares and send you a check for the net proceeds after deducting the Agent’s sales fees (currently $5.00) and any per share fee (currently $0.04) or (ii) if you so request by telephone, through the Internet or in writing, you will receive from the Agent a certificate for the number of whole non-certificated shares in your share account, and a check in payment of the value of a fractional share, less applicable fees. If and when it should be determined that the only balance remaining in your plan account is a fraction of a single share, your participation may be deemed to have terminated, and the Agent will mail you a check for the value of your fractional share less applicable fees, determined as in the case of other terminations.

For more information regarding, and an authorization form for, the plan, please contact the Agent at 1-877-381-2537 or on the Agent’s website, www.computershare.com/investor.

Information on the plan is also available on the Fund’s website at www.dpimc.com/dnp.

Board of Directors

DAVID J. VITALE
Chairman

EILEEN A. MORAN
Vice Chairperson

DONALD C. BURKE

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

NATHAN I. PARTAIN, CFA

Officers

NATHAN I. PARTAIN, CFA
President and Chief Executive Officer

DANIEL J. PETRISKO, CFA
Senior Vice President and Assistant Secretary

CONNIE M. LUECKE, CFA
Vice President and Chief Investment Officer

WILLIAM J. RENAHAN
Vice President and Secretary

DIANNA P. WENGLER
Vice President and Assistant Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent and
Dividend Disbursing
Agent

Computershare
P.O. Box 43078
Providence, RI 02940
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
(833) 604-3163

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2. CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpimc.com/dnp.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended	Fiscal year ended
	October 31, 2018	October 31, 2017

(a) Audit Fees (1)	$64,500	$75,600
(b) Audit-Related Fees (2)(6)	44, 500	0
(c) Tax Fees (3)(6)	19,800	26,575
(d) All Other Fees (4)(6)	0	0
(e) Aggregate Non-Audit Fees (5)(6)	64,300	26,575

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for the services that are normally provided by the Independent Auditor in connection with the statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the ‘Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”) jointly with the audit committee of the board of directors of Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DPG, DUC and DTF).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. (“DPG”)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (“DUC”)

DTF TAX-FREE INCOME INC. (“DTF”)
AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted on December 12, 2018)

I.                   Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.                Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.             Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, the issuance of an internal control letter for the Fund’s Form N-CEN and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.             Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements (other than the issuance of the internal control letter to be filed with the Fund’s Form N-CEN, which is included in the audit services listed above).

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.                Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.             All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.          Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.       Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the

Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.             Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-CEN.
2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g.. comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters.
3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters
2. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)
3. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax
2. Preparation of state tax returns
3. Consultations with the Fund’s management as to the tax treatment of transactions or events
4. Tax advice and assistance regarding statutory, regulatory or administrative developments

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

None

Appendix E

Prohibited Non-Audit Services

■	Bookkeeping or other services related to the accounting records or financial statements of the audit client
■	Financial information systems design and implementation
■	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
■	Actuarial services
■	Internal audit outsourcing services
■	Management functions
■	Human resources
■	Broker-dealer, investment adviser or investment banking services
■	Legal services
■	Expert services unrelated to the audit

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Donald C. Burke, Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

ITEM 6. INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
 FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

DNP SELECT INCOME FUND INC.

DTF TAX FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 13, 2018

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.
B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues including votes on “say on pay” and “golden parachutes.”

F.	“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., Duff & Phelps Global Utility Income Fund Inc. or Duff & Phelps Diversified Income Fund Inc. as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

J.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

K.	“social issues” refers to social, political and environmental issues.

L.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General policy.

A.	It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.	Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines.

III.	Special Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; Nominee qualifications and any compensatory arrangements; strategic plan of dissident slate and quality of the critique against management; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; likelihood that the proposed goals and objectives can be achieved (both slates); and stock ownership positions.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

The Adviser has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”) a qualified, non-affiliated independent third party to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures. Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with the ISS guidelines.

B.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

C.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V. Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund or the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI. Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations. They will be available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate or authorized committee may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate. The Adviser may delegate its voting responsibilities hereunder to a Proxy Committee established by the Adviser.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In this Item, the term “Fund” refers to the registrant, DNP Select Income Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of December 28, 2018, are as follows:

Connie M. Luecke, CFA, Vice President and Chief Investment Officer of DNP since January 2018, has served on the Fund’s portfolio management team since 1998 as the senior telecommunications analyst. She has been a Senior Managing Director of the Adviser since 2015 (Senior Vice President from 1998-2014, Managing Director from 1996 – 1998, and various positions with an Adviser affiliate from 1992 – 1995). Ms. Luecke is the lead portfolio manager for the Virtus Duff & Phelps Global Infrastructure Fund and the equity portion of the Virtus Total Return Fund.

Nathan I. Partain, CFA, led the Fund’s portfolio management team until December 2017 and has served on the Fund’s portfolio management team since 1996. He has been President and Chief Executive Officer of the Fund since 2001 (Chief Investment Officer from 1998 to 2017; Executive Vice President from 1998 to 2001). Mr. Partain has been President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President from 1997 to 2005), President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), two other closed-end utilities oriented funds, since 2004 and Duff & Phelps Global Utility Income Fund Inc. (“DPG”), another closed-end utilities oriented fund, since 2011. Mr. Partain has final investment authority with respect to the Fund’s entire investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility. He is also chairman of the board and a director of Otter Tail Corporation (chairman since 2011 and director since 1993).

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been a Senior Vice President since 2017 and Assistant Secretary since 2015 (Vice President 2015-2016). He has been an Executive Managing Director of the Adviser since March 2017 (Senior Managing Director from 2014- February 2017, Senior Vice President from 1997 – 2014 and Vice President from 1995 – 1997). He is also the chief investment officer of DUC. Mr. Petrisko concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2018 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2018, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment		Other Pooled Investment
	Companies (1)		Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Connie M. Luecke	2	$276	0	—	0	—
Nathan I. Partain	0	$—	0	—	0	—
Daniel J. Petrisko	1	$355	0	—	7	$1,840

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2018, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The Fund’s portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds. Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over a one,-three, and five-year period against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to a composite of the S&P Utility Market Price Index and the Bloomberg Barclays U.S. Utility Bond Index. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted earnings before interest, tax, depreciation and amortization; gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

The performance portion of the portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and thus, indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2018, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Connie M. Luecke	$50,001 - $100,000
Nathan I. Partain	$500,001 - $1,000,000
Daniel J. Petrisko	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 13, 2018) or this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) SECURITIES LENDING ACTIVITIES

Gross income from securities lending activities	$ 373,615

Fees paid to securities lending agent from a revenue split	$ (112,696)

Net income from securities lending activities	$ 260,919

(b) The registrant does not have a standalone securities lending program. However, the provisions of the registrant’s committed facility agreement with a commercial bank (which is collateralized by certain portfolio securities of the registrant) allow the bank to borrow securities pledged by the registrant and lend them to third parties and affiliates of the bank. The bank shares with the registrant a portion of the revenue it receives from lending those securities. The above-described provisions of the registrant’s committed facility operate in a manner similar to a securities lending program. In connection with those borrowing and lending activities, the bank performs the following services:

•	locating borrowers
•	monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing the securities, not the registrant’s collateral under the facility)
•	requiring additional collateral as necessary (as above)
•	cash collateral management
•	qualified dividend management
•	negotiation of loan terms
•	selection of securities to be loaned
•	recordkeeping and account servicing
•	monitoring dividend activity and material proxy votes relating to loaned securities, and
•	arranging for return of loaned securities to the registrant at loan termination

ITEM 13. EXHIBITS

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c) Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended October 31, 2017 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 28, 2018

By (Signature and Title)	/s/ Alan M. Meder

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	December 28, 2018